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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C.  20549



                                  FORM 8-K




                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              October 18, 1995
                     (Date of earliest event reported)



                            BankAmerica Corporation
           (Exact name of registrant as specified in its charter)



   Delaware                          1-7377              94-1681731
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
(Address of principal executive offices)                   (Zip Code)



                                415-622-3530
            (Registrant's telephone number, including area code)



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   Item 5.     Other Events.

      Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated October 18, 1995 titled "BankAmerica Third Quarter Earnings."


   Item 7.     Financial Statements, Pro Forma
               Financial Information and Exhibits.

   (a)         Financial Statements of Businesses Acquired
               Not applicable.

   (b)         Pro Forma Financial Information
               Not applicable.

   (c)         Exhibits


 Exhibit
 Number        Description

     99 BankAmerica Corporation press release dated October 18, 1995 titled "BankAmerica Third Quarter Earnings."




                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BANKAMERICA CORPORATION
                                               (Registrant)



 Date:  October 18, 1995                  By  /s/ JAMES H. WILLIAMS
                                              ---------------------
                                                 James H. Williams
                                                 Executive Vice President






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                               EXHIBIT INDEX



Exhibit Number    Description

     99           BankAmerica Corporation press release dated
                  October 18, 1995 titled "BankAmerica Third Quarter
                  Earnings."



























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